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                                                                   Exhibit 10.14


                             AERO/STUDENT ADVANTAGE

                   MAILING AND FULFILLMENT SERVICES AGREEMENT


     This Agreement is between Aero Fulfillment Services, 3900 Aero Drive, Mason, OH 45040 ("Aero") and Student Advantage, a Delaware LLC located at 321 Columbus Avenue, Boston, MA 02116 ("Student Advantage"). This Agreement is made effective as of the date both Aero and Student Advantage have executed it in writing.

     Aero and Student Advantage agree as follows:

     1. SCOPE OF SERVICES.

     Subject to the terms and conditions of this Agreement and the terms and conditions outlined in the RFP and negotiated conditions which are incorporated into and made a part of this Agreement. Supplier (Aero) will provide warehousing distribution, fulfillment, mail, and data processing services as specified. This Agreement shall not be modified; neither Aero nor Student Advantage shall be obligated to perform additional services or be obligated to pay for any such additional services unless both the parties have executed a written agreement to modify this Agreement addressing those specified changes.

     2. COMPENSATION.

     The fees payable to Aero for the services rendered are included in Exhibit
A. All other pricing for any materials or services not specified in Exhibit A will be negotiated on an as-needed basis between Student Advantage and Aero and will be contracted via a purchase order. If services are rendered, Student Advantage upon notice by Aero will have the sole responsibility of issuance of a purchase order. Any non-compliance with this issue will not affect the services or the fees charged on the processing.

     3. INVOICING.

     All service fees payable to Aero by Student Advantage will be issued on a monthly basis. Student Advantage shall pay all outstanding invoice amounts no later than 30 days from Student Advantage receipt of a given invoice from Aero.

     A discount of one half of one percent will be granted if payment is made within 10 days of receipt.


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     4. CONFIDENTIALITY.

     Aero and Student Advantage both agree to adhere to the restrictions of the Exhibit B confidentiality agreement attached and signed. In addition, Aero agrees to adhere to all guidelines and conditions imposed on Student Advantage by its marketing partners and clients with respect to the treatment and control of data deemed proprietary or confidential.

     5. INSURANCE.

     Aero will maintain during the term hereof all insurance required by law including but not limited to:

     (a) Workman's Compensation as described by the State of Ohio.

     (b) Employers Liability Insurance with minimum limits of $1,000,000 each occurrence.

     (c) Comprehensive General Liability Coverage for bodily injury, death, or property damage.

     6. LOSS, DAMAGE OR THEFT OF MATERIALS.

     In the event any of Student Advantage's inventoried materials are lost, damaged by Aero error, or stolen while in Aero's possession, Aero shall pay Student Advantage an amount equal to the replacement cost of the lost, damage, or stolen materials.

     7. REPRESENTATIONS.

     Aero represents and warrants that it has expertise in providing the services and that in providing them to Student Advantage they will be at least of a quality conforming to the generally accepted industry standard and practices.

     8. LIMITATIONS OF LIABILITY.

     In no event shall Aero be liable to Student Advantage for any incidental, consequential, indirect, punitive, or economic damages regardless of whether such liability is based on breach of contract, tort, strict liability, or breach of warranties.


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     9. TERMS AND TERMINATION.

     This Agreement shall commence on the effective date and continue for a period of at least but not limited to two years. Re-issuance will occur based on both parties' acceptance. Pricing increases will be negotiated by both parties.

     Student Advantage may terminate this Agreement at any time for (1) convenience upon giving Aero at least 90 days' notice in writing; (2) if breach of contract or default of responsibility occurs and is not resolved within 30 days, contract becomes invalid; (3) and if either party becomes the subject of any proceeding under any bankruptcy, insolvency or liquidation laws, whether voluntary or involuntary.

     Aero may elect to terminate this contract by notifying Student Advantage at least 90 days in advance.

     10. GOVERNING LAW.

     This Agreement will be governed by and construed in accordance with the laws of the State of Ohio as applicable to agreements made and wholly performed within that state regardless of the place, time, or sequence of its execution.

     The parties agree that the laws of the State of Ohio will apply despite any choice of law, statute, rule, or precedent that would apply the law of any other jurisdiction.

     IN WITNESS WHEREOF the parties have executed this Agreement as of the dates indicated below.

                                   AERO FULFILLMENT SERVICES


                                   By: /s/ Brent Tartar
                                   ---------------------------------------------
                                         (Signature)

                                           BRENT TARTAR
                                   ---------------------------------------------
                                          (Print Name)


                                   Title: NATIONAL ACCOUNT MANAGER
                                   ---------------------------------------------
                                   Date: 7/16/96
                                   ---------------------------------------------

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                                   STUDENT ADVANTAGE, INC.


                                   By: /s/ Andrea Abegglen
                                   ---------------------------------------------
                                            (Signature)

                                             Andrea Abegglen
                                   ---------------------------------------------
                                               (Print Name)

                                   Title: VP Operations, Chief Operating Officer
                                   ---------------------------------------------
                                   Date:  8/8/96
                                   ---------------------------------------------


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                                                                       Exhibit A


                              Intentionally Omitted









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                                                                       Exhibit B

                           AERO FULFILLMENT SERVICES

                                Cincinnati, Ohio

                           Confidentiality Agreement



     This Agreement is entered into this 31st day of May, 1996, by and between AERO FULFILLMENT SERVICES ("Aero") and Student Advantage, Inc. ("Client").

     Aero and Client are considering entering into, or have entered into, an agreement or agreements from time to time (the "Services Agreement") for the provision of services by Aero to Client. In the performance of such services, Aero may receive from Client data concerning Client's customers, business processes and/or other confidential information (the "Information").

     In connection with the Services Agreement, the parties further agree as follows:

     1. Aero agrees to maintain the confidentiality of any Information it receives from the Client pursuant to the Services Agreement, including using and requiring its employees to use the same degree of care to protect the Information as is used to protect Aero's own confidential information. However, in connection with the Services Agreement and this Agreement, Aero shall not be responsible for any special, incidental or consequential damages.

     2. Aero agrees not to copy or otherwise reproduce the confidential information without the prior written consent of Client. Upon completion of the Service Agreement, Aero shall, upon request of the Client, return to Client all documents, records and similar repositories of Information, including any copies thereof, in its possession.

     3. This Agreement shall govern all prior Services Agreements as well as any future Services Agreements between Aero and Client and shall remain in effect after any of said Services Agreements are terminated or have expired.


   AERO FULFILLMENT SERVICES                    CLIENT



   By: /s/ Brent Tartar                         By: /s/ Andrea Abegglen
   -----------------------------                --------------------------------


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